UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) February 2, 2009
                                                         ---------------------

                         First National Bancshares, Inc.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


                                 South Carolina
                                 --------------
                 (State or other jurisdiction of incorporation)

                000-30523                               58-2466370
                ---------                               ----------
        (Commission File Number)               (IRS Employer Identification No.)


 215 North Pine Street, Spartanburg, S.C.                29302
 ----------------------------------------                -----
 (Address of principal executive offices)             (Zip Code)


                                 (864) 948-9001
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   Departure of Directors or Certain Officers; Election of Directors;
            Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 30, 2009, Roger B. Whaley notified First National Bancshares, Inc. (the "Company") of his resignation as Executive Vice President, effective January 30, 2009. In accordance with his consulting agreement with the Company, Mr. Whaley will continue to serve the Company as an independent contractor until July 31, 2009.

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


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                            FIRST NATIONAL BANCSHARES, INC.

                                            By: /s/ Kitty B. Payne
                                               ---------------------------------
                                            Name Kitty B. Payne
                                            Title: EVP & Chief Financial Officer

Dated:  February 2, 2009


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